Exhibit 10.1

[Wilmington Trust letterhead]

September 27, 2017

Wells Fargo Bank, National Association

1000 Louisiana Street, 9th Floor

Houston, Texas 77002

Attn: Bryan McDavid

email: Bryan.M.McDavid@wellsfargo.com

Re: Extension of Standstill Period

Dear Mr. McDavid:

Reference is made to: (i) the Third Amended and Restated Credit Agreement, dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”), by and among Titan Energy Operating, LLC, as borrower (the “Borrower”), Titan Energy, LLC, as parent (the “Parent”), the lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “First Lien Administrative Agent”); (ii) the Amended and Restated Second Lien Credit Agreement, dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), by and among the Borrower, the Parent, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent (in such capacity, the “Second Lien Administrative Agent”); (iii) the Amended and Restated Intercreditor Agreement, dated as of September 1, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the Borrower, the Parent, each of the other guarantors party thereto, Wells Fargo Bank, National Association, as first lien collateral agent (in such capacity, the “First Lien Collateral Agent”), and Wilmington Trust, National Association, as second lien collateral agent (in such capacity, the “Second Lien Collateral Agent”); and (iv) the Notice of Events of Default under the Credit Agreement & Reservation of Rights letter, dated April 21, 2017 (the “Notice of Default”), by the Second Lien Administrative Agent to the First Lien Administrative Agent. Capitalized terms used in this letter but not otherwise defined herein have the meanings given to such terms in the Intercreditor Agreement.

On April 21, 2017, the Second Lien Administrative Agent delivered the Notice of Default to the First Lien Administrative Agent. Upon delivery of the Notice of Default, pursuant to Section 3.02(a)(i) of the Intercreditor Agreement, a Standstill Period commenced (such Standstill Period, the “Specified Standstill Period”). The Specified Standstill Period is scheduled to expire on October 18, 2017.

In order to provide the First Lien Lenders, Second Lien Lenders and the Loan Parties additional time to negotiate the terms of proposed amendments to each of the First Lien Credit Agreement and the Second Lien Credit Agreement, the Second Lien Collateral Agent hereby agrees to extend the Specified Standstill Period by an additional 35 days to November 22, 2017.

The provisions of the First Lien Credit Agreement, the Second Lien Credit Agreement and the Intercreditor Agreement shall remain in full force and effect in accordance with their terms following the effectiveness of this letter agreement (this “Extension Letter”), and this Extension Letter shall not constitute a waiver of any provision of the First Lien Credit Agreement, the Second Lien Credit Agreement, the Intercreditor Agreement or any other First Lien Loan Document or Second Lien Loan Documents or Notice of Default, except as expressly provided for herein.

A35055974/1.0/26 Sep 2017

1

This Extension Letter may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Extension Letter by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Extension Letter.

THIS EXTENSION LETTER AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS EXTENSION LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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If you are in agreement with the foregoing, please indicate acceptance of the terms hereof by signing this Extension Letter in the space below.

Very truly yours,

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Second Lien Collateral Agent

By:	/s/ Cara Holland-Koller
Name:	Cara Holland-Koller
Title:	Banking Officer

[Signature Page to Extension Letter]

Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as First Lien Collateral Agent

By:	/s/ Bryan M. McDavid
Name:	Bryan M. McDavid
Title:	Director

[Signature Page to Extension Letter]

Acknowledged and Agreed:

TITAN ENERGY OPERATING, LLC

By:	/s/ Jeffrey Slotterback
Name:	Jeffrey Slotterback
Title:	Chief Financial Officer

[Signature Page to Extension Letter]